CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS







As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration
Statement of our reports dated March 15, 1996, included in Perma-Fix Environmental Services, Inc. Form 10-K for the year ended
December 31, 1995, and to all references to our Firm included in this Registration Statement.


                                /s/ Arthur Andersen LLP



Jacksonville, Florida
October 16, 1996